                                                                    EXHIBIT 20.1

          FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                Series 1996-1

                        FIRST UNION DIRECT BANK, N.A.

                    ------------------------------------

                    FIRST UNION MASTER CREDIT CARD TRUST

                    ------------------------------------

                The information which is required to be prepared with respect to the distribution date of December 15, 1997 and with respect to the performance of the Trust during the related Monthly Period.

                Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.              Information Regarding the Current Monthly Distribution (Stated on the
                ---------------------------------------------------------------------
                basis of $1,000 Original Certificate Principal Amount)
                ------------------------------------------------------

                1        The amount of the current monthly distribution in
                         respect of Class A Monthly Principal. . . . . . . . . . . . .                    0.00
                                                                                           -------------------

                2        The amount of the current monthly distribution in
                         respect of Class B Monthly Principal. . . . . . . . . . . . .                    0.00
                                                                                           -------------------

                3        The amount of the current monthly distribution in
                         respect of Collateral Monthly Principal. . . . . . . . . . .                     0.00
                                                                                           -------------------

                4        The amount of the current monthly distribution in
                         respect of Class A Monthly Interest. . . . . . . . . . . . .             4,191,366.67
                                                                                           -------------------

                5        The amount of the current monthly distribution in
                         respect of Class A Deficiency Amounts. . . . . . . . . . . .                     0.00
                                                                                           -------------------

                6        The amount of the current monthly distribution in
                         respect of Class A Additional Interest. . . . . . . . . . . .                    0.00
                                                                                           -------------------

                7        The amount of the current monthly distribution in
                         respect of Class B Monthly Interest. . . . . . . . . . . . .               349,956.72
                                                                                           -------------------

                8        The amount of the current monthly distribution in
                         respect of Class B Deficiency Amounts. . . . . . . . . . . .                     0.00
                                                                                           -------------------

                9        The amount of the current monthly distribution in
                         respect of Class B Additional Interest. . . . . . . . . . . .                    0.00
                                                                                           -------------------

                10       The amount of the current monthly distribution in
                         respect of Collateral Monthly Interest. . . . . . . . . . . .              477,247.07
                                                                                           -------------------

                11       The amount of the current monthly distribution in
                         respect of any accrued and unpaid Collateral
                         Monthly Interest . . . . . . . . . . . . . . . . . . . . . . .                   0.00
                                                                                           -------------------

B.              Information Regarding the Performance of the Trust
                --------------------------------------------------

                 1        Collection of Principal Receivables
                          -----------------------------------

                               (a) The aggregate amount of Principal Collections
                                   processed during the related Monthly Period
                                   which were allocated in respect of the
                                   Class A Certificates. . . . . . . . . . . . . . . .           76,277,147.53
                                                                                           -------------------

                               (b) The aggregate amount of Principal Collections
                                   processed during the related Monthly Period
                                   which were allocated in respect of the
                                   Class B Certificates. . . . . . . . . . . . . . . .            6,240,880.14
                                                                                           -------------------

                               (c) The aggregate amount of Principal Collections
                                   processed during the related Monthly Period
                                   which were allocated in respect of the
                                   Collateral Interest. . . . . . . . . . . . . . . .             9,939,146.21
                                                                                           -------------------

                2        Principal Receivables in the Trust
                         ----------------------------------

                               (a) The aggregate amount of Principal
                                   Receivables in the Trust as of the end of the
                                   day on the last day of the related Monthly
                                   Period (ending Principal balance). . . . . . . . . .       3,117,819,986.76
                                                                                           -------------------

                               (b) The amount of Principal Receivables in the
                                   Trust represented by the Investor Interest of
                                   Series 1996-1 as of the end of the day on the
                                   last day of the related Monthly Period. . . . . . .        1,115,151,821.00
                                                                                           -------------------

                               (c) The amount of Principal Receivables in the
                                   Trust represented by the Series 1996-1
                                   Adjusted Investor Interest as of the end of
                                   the day on the last day of the related
                                   Monthly  Period. . . . . . . . . . . . . . . . . . .       1,115,151,821.00
                                                                                           -------------------

                               (d) The amount of Principal Receivables in the
                                   Trust represented by the Class A Investor
                                   Interest as of the end of the day on the last
                                   day of the related Monthly Period. . . . . . . . . .         920,000,000.00
                                                                                           -------------------

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

                               (e) The amount of Principal Receivables in the
                                   Trust represented by the Class A Adjusted
                                   Investor Interest as of the end of day on the
                                   last day of the related Monthly Period. . . . . . .          920,000,000.00
                                                                                           -------------------

                               (f) The amount of Principal Receivables in the
                                   Trust represented by the Class B Investor
                                   Interest as of the end of the day on the last
                                   day of the related Monthly Period. . . . . . . . . .          75,273,000.00
                                                                                           -------------------

                               (g) The amount of Principal Receivables in the
                                   Trust represented by the Collateral Interest
                                   as of the end of the day on the last day of
                                   the related Monthly Period. . . . . . . . . . . . . .       119,878,821.00
                                                                                           -------------------

                               (h) The Floating Investor Percentage with respect
                                   to the related Monthly Period. . . . . . . . . . . .                 35.24%
                                                                                           -------------------

                               (i) The Class A Floating Allocation with respect
                                   to the related Monthly Period. . . . . . . . . . . .                 29.08%
                                                                                           -------------------

                               (j) The Class B Floating Allocation with respect
                                   to the related Monthly Period. . . . . . . . . . . .                  2.38%
                                                                                           -------------------

                               (k) The Collateral Floating Allocation with respect
                                   to the related Monthly Period. . . . . . . . . . . .                  3.79%
                                                                                           -------------------

                               (l) The Fixed Investor Percentage with respect to
                                   the related Monthly Period. . . . . . . . . . . . . .                   N/A
                                                                                           -------------------

                               (m) The Class A Fixed Allocation with respect to
                                   the related Monthly Period. . . . . . . . . . . . . .                   N/A
                                                                                           -------------------

                               (n) The Class B Fixed Allocation with respect to
                                   the related Monthly Period. . . . . . . . . . . . . .                   N/A
                                                                                           -------------------

                               (o) The Collateral Fixed Allocation with respect to
                                   the related Monthly Period. . . . . . . . . . . . . .                   N/A
                                                                                           -------------------

                3        Rebate Accounts
                         ---------------
                                                                   Aggregate                  Percentage of
                         The aggregate amount of                    Account                    Total Trust
                         Receivables arising in                     Balance                    Receivables
                         Rebate Accounts with respect              ---------                  -------------
                         to the related Monthly Account
                         Receivables                            113,062,443.11                         3.50%
                                                              ------------------------------------------------

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

                4        Delinquent Balances
                         -------------------

                         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                                 Aggregate           Percentage of
                                                                                  Account                Total
                                                                                  Balance             Receivables
                                                                                 ---------            -----------
                               (a)       35 - 64 days:. . . . . . . . . .      67,901,508.23              2.10%
                                                                              ----------------------------------
                               (b)       65 - 94 days:. . . . . . . . . .      43,402,314.40              1.34%
                                                                              ----------------------------------
                               (c)       95 - 124 days:. . . . . . . . . .     32,344,303.84              1.00%
                                                                              ----------------------------------
                               (d)       125 - 154 days:. . . . . . . . .      23,699,747.14              0.73%
                                                                              ----------------------------------
                               (e)       155 - or more days: . . . . . . .     20,989,013.87              0.65%
                                                                              ----------------------------------
                                                                 Total        188,336,887.48              5.84%
                                                                              ----------------------------------

                5        Investor Default Amount
                         -----------------------

                               (a) The Aggregate Investor Default Amount for
                                   the related Monthly Period. . . . . . . . . . . . . .            7,198,280.29
                                                                                             -------------------

                               (b) The Class A Investor Default Amount for
                                   the related Monthly Period. . . . . . . . . . . . . .            5,938,579.61
                                                                                             -------------------

                               (c) The Class B Investor Default Amount for
                                   the related Monthly Period. . . . . . . . . . . . . .              485,885.55
                                                                                             -------------------

                               (d) The Collateral Default Amount for
                                   the related Monthly Period. . . . . . . . . . . . . .              773,815.13
                                                                                             -------------------

                6        Investor Charge Offs
                         --------------------

                               (a) The aggregate amount of Class A Investor
                                   Charge Offs for the related Monthly Period. . . . . .                    0.00
                                                                                             -------------------

                               (b) The aggregate amount of Class A Investor
                                   Charge Offs set forth in 5(a) above per
                                   $1,000 of original certificate principal amount. . . .                   0.00
                                                                                             -------------------

                               (c) The aggregate amount of Class B Investor
                                   Charge Offs for the related Monthly Period. . . . . .                    0.00
                                                                                             -------------------

                               (d) The aggregate amount of Class B Investor
                                   Charge Offs set forth in 5(c) above per $1,000
                                   of original certificate principal amount. . . . . . .                    0.00
                                                                                             -------------------

                               (e) The aggregate amount of Collateral
                                   Charge Offs for the related Monthly Period. . . . . .                    0.00
                                                                                             -------------------

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

                               (f) The aggregate amount of Collateral Charge
                                   Offs set forth in 5(e) above per $1,000 of
                                   original certificate principal amount. . . . . . . . . .                 0.00
                                                                                             -------------------

                               (g) The aggregate amount of Class A Investor
                                   Charge Offs reimbursed on the Transfer Date
                                   immediately preceding this Distribution Date. . . . . .                  0.00
                                                                                             -------------------

                               (h) The aggregate amount of Class A Investor
                                   Charge Offs set forth in 5(g) above per
                                   $1,000 original certificate principal amount
                                   reimbursed on the Transfer Date immediately
                                   preceding this Distribution Date. . . . . . . . . . . .                  0.00
                                                                                             -------------------

                               (i) The aggregate amount of Class B Investor
                                   Charge Offs reimbursed on the Transfer Date
                                   immediately preceding this Distribution
                                   Date. . . . . . . . . . . . . . . . . . . . . . . . . .                  0.00
                                                                                             -------------------

                               (j) The aggregate amount of Class B Investor
                                   Charge Offs set forth in 5(i) above per
                                   $1,000 original certificate principal amount
                                   reimbursed on the Transfer Date
                                   immediately preceding this Distribution Date. . . . . .                  0.00
                                                                                             -------------------

                               (k) The aggregate amount of Collateral Charge
                                   Offs reimbursed on the Transfer Date
                                   immediately preceding this Distribution Date. . . . . .                  0.00
                                                                                             -------------------

                               (l) The aggregate amount of Collateral Charge
                                   Offs set forth in 5(k) above per $1,000
                                   original certificate principal amount
                                   reimbursed on the Transfer Date
                                   immediately preceding this Distribution Date. . . . . .                  0.00
                                                                                             -------------------

              7        Investor Servicing Fee
                       ----------------------

                               (a) The amount of the Class A Servicing Fee
                                   payable by the Trust to the Servicer for the
                                   related Monthly Period. . . . . . . . . . . . . . . . .            958,333.33
                                                                                             -------------------

                               (b) The amount of the Class B Servicing Fee
                                   payable by the Trust to the Servicer for the
                                   related Monthly Period. . . . . . . . . . . . . . . . .             78,409.38
                                                                                             -------------------

                               (c) The amount of the Collateral Servicing Fee
                                   payable by the Trust to the Servicer for the
                                   related Monthly Period. . . . . . . . . . . . . . . . .            124,873.77
                                                                                             -------------------

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

                               (d) the amount of Servicer Interchange payable by
                                   the Trust to the Servicer for the related
                                   Monthly Period. . . . . . . . . . . . . . . . . . . .              696,969.89
                                                                                             -------------------

                8        Reallocations
                         -------------

                               (a) The amount of Reallocated Collateral
                                   Principal Collections with respect to this
                                   Distribution Date. . . . . . . . . . . . . . . . . . .                   0.00
                                                                                             -------------------

                               (b) The amount of Reallocated Class B Principal
                                   Collections with respect to this
                                   Distribution Date. . . . . . . . . . . . . . . . . . .                   0.00
                                                                                             -------------------

                               (c) The Collateral Interest as of the close of
                                   business on this Distribution Date. . . . . . . . . . .        119,878,821.00
                                                                                             -------------------

                               (d) The Class B Investor Interest as of the close of
                                   business on this Distribution Date. . . . . . . . . . .         75,273,000.00
                                                                                             -------------------

                9        Collection of Finance Charge Receivables
                         ----------------------------------------

                               (a) The aggregate amount of Collections of
                                   Finance Charge Receivables processed during
                                   the related Monthly Period which were
                                   allocated in respect of the Class A Certificates. . . .         14,575,342.10
                                                                                             -------------------

                               (b) The aggregate amount of Collections of
                                   Finance Charge Receivables processed during
                                   the related Monthly Period which were
                                   allocated in respect of the Class B Certificates. . . .          1,192,532.31
                                                                                             -------------------

                               (c) The aggregate amount of Collections of
                                   Finance Charge Receivable processed during
                                   the related Monthly Period which were
                                   allocated in respect of the Collateral Interest. . . . .         1,899,211.77
                                                                                             -------------------

                10       Principal Funding Account
                         -------------------------

                               (a) The principal amount on deposit in the
                                   Principal Funding Account on the related
                                   Transfer Date. . . . . . . . . . . . . . . . . . . . .                   0.00
                                                                                             -------------------

                               (b) The Accumulation Shortfall with respect to
                                   the related Monthly Period. . . . . . . . . . . . . .                    0.00
                                                                                             -------------------
                               (c) The Principal Funding Investment Proceeds
                                   deposited in the Finance Charge Account on
                                   the related Transfer Date. . . . . . . . . . . . . .                     0.00
                                                                                             -------------------

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

                               (d) The amount of all or the portion of the
                                   Reserve Draw Amount deposited in the Finance
                                   Charge Account on the related
                                   Transfer date from the Reserve Account. . . . .                          0.00
                                                                                             -------------------

                11       Reserve Draw Amount                                                                0.00
                         --------------------                                                -------------------


                12       Available Funds
                         ---------------

                               (a) The amount of Class A Available Funds on
                                   deposit in the Finance Charge Account on
                                   the related Transfer Date. . . . . . . . . . . . . .            14,575,342.10
                                                                                             -------------------

                               (b) The amount of Class B Available Funds on
                                   deposit in the Finance charge Account on
                                   the related Transfer Date. . . . . . . . . . . . . .             1,192,532.31
                                                                                             -------------------

                               (c) The amount of Collateral Available Funds on
                                   deposit in the Finance Charge Account on
                                   the related Transfer Date. . . . . . . . . . . . . .             1,899,211.77
                                                                                             -------------------

                13       Portfolio Yield
                         ---------------

                               (a) The Portfolio Yield for the related Monthly
                                   Period. . . . . . . . . . . . . . . . . . . . . . . .                  12.02%
                                                                                             -------------------

                               (b) The Portfolio Adjusted Yield for the related
                                   Monthly Period. . . . . . . . . . . . . . . . . . . .                   4.74%
                                                                                             -------------------

C.              Floating Rate Determinations
                ----------------------------

                1        LIBOR for the Interest Period ending on this
                         Distribution Date. . . . . . . . . . . . . . . . . . . . . . .                 5.68750%
                                                                                             -------------------

                2        Number of days in this interest period. . . . . . . . . . . .                        28
                                                                                             -------------------

                3        Interest Factor. . . . . . . . . . . . . . . . . . . . . . . .                 0.54004%
                                                                                             -------------------

D.              CUSIP Numbers
                -------------

                1        Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . .                337365AA8
                                                                                             -------------------
                2        Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . .                337365AB6
                                                                                             -------------------


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
                           FIRST UNION DIRECT BANK, N.A.
                           SERVICER

                           By: /s/ JAMES H. GILBRAITH II
                           --------------------------------------------------

                           James H. Gilbraith II
                           Vice President and Managing Director
                           First Union Direct Bank, N.A.


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